Bluerock Total Income+ Real Estate Fund

PORTFOLIO OF INVESTMENTS

June 30, 2022 (Unaudited)

Security	Shares	Value
PRIVATE REAL ESTATE SECURITIES (90.20%)(a)
Apartments (11.24%)
Bridge Workforce Housing Fund I, LP	N/A	$102,365,419
Clarion Gables Multifamily Trust	47,285	87,603,220
Cortland Growth & Income Fund	222,104	388,744,427
Sentinel Real Estate Fund	1,161	148,888,991
		727,602,057
Data Centers (0.25%)
Harrison Street Data Center Fund(b)	N/A	16,233,759

Diversified (43.82%)
AEW Core Property Trust	840	1,093,846
Ares Real Estate Enhanced Income Fund	N/A	120,283,260
Bain Capital Real Estate Fund I	N/A	70,278,575
Blackstone Property Partners U.S.	64,894	121,098,110
Bridge Debt Strategies Fund III, LP	N/A	59,292,279
Bridge Debt Strategies Fund IV, LP	N/A	63,277,939
Brookfield Premier Real Estate Partners	223,346	411,044,689
Carlyle Property Investors	70,217	135,036,450
CBRE U.S. Core Partners, LP	133,957,632	278,296,483
Clarion Lion Properties Fund	111,925	230,000,094
H/2 Special Opportunities V LP	N/A	35,527,961
Harrison Street Core Property Fund	35,400	57,326,344
Invesco Core Real Estate Fund	568	134,305,998
Invesco U.S. Income Fund LP	101,498	189,781,271
Morgan Stanley Prime Property Fund LLC	13,786	326,926,051
PGIM PRISA II	99,229	163,416,107
PGIM PRISA III	46,563	141,180,127
Principal Enhanced Property Fund LP	6,175,011	102,344,264
RREEF America REIT II, Inc.	512,415	85,481,282
Stockbridge Smart Markets Fund	10,937	23,121,921
Stockbridge Value Fund II	N/A	2,006,892
TA Realty Core Property Fund, LP	51,917	83,514,385
		2,834,634,328
Industrial (27.64%)
Ares Industrial Real Estate Fund	60,160	173,090,892
CBRE US Logistics Partners REIT	86,005,837	114,565,274
Clarion Lion Industrial Trust	71,830	277,577,549
Prologis Targeted U.S. Logistics Fund(c)	193,205	656,882,618
Realterm Logistics Income Fund LP	187,290	341,107,169
RREEF Core Plus Industrial Fund LP	754,669	176,733,964
TA Realty Logistics Fund, LP	39,501	48,869,342
		1,788,826,808
Life Science (7.25%)
Blackstone Property Partners Life Science	N/A	87,930,289
Harrison Street Life Science	N/A	10,034,059
IQHQ, Inc.(b)(c)	13,877,612	371,414,797
		469,379,145
TOTAL PRIVATE REAL ESTATE SECURITIES (Cost $4,597,263,547)		5,836,676,097

Security	Principal	Value
REAL ESTATE DEBT SECURITIES (5.19%)
American Campus Communities Operating Partnership LP, 3.625%, 11/15/2027	$3,033,000	$2,975,992
Care Capital Properties, 5.125%, 8/15/2026	1,968,000	1,914,844
EPR Properties, 4.500%, 4/01/2025	2,843,000	2,786,984
EPR Properties, 4.500%, 6/01/2027	1,546,000	1,399,371
Essex Portfolio LP, 3.875%, 5/01/2024	1,504,000	1,499,587
Essex Portfolio LP, 4.500%, 3/15/2048	3,466,000	3,109,207
Federal Realty OP LP, 4.500%, 12/01/2044	1,635,000	1,448,793
FREMF 2018-K82 Mortgage Trust, Class X2A, IO, 0.100%, 9/25/2028(a)(d)	1,070,140,389	5,499,284
FREMF 2018-K82 Mortgage Trust, Class D, 0.000%, 10/25/2028(a)(d)	100,392,906	59,706,307
FREMF 2018-K82 Mortgage Trust, Class X2B, IO, 0.100%, 10/25/2028(a)(d)	262,694,906	1,413,940
FREMF 2019-K101 Mortgage Trust, Class X2A, IO, 0.100%, 10/25/2029(a)(d)	1,183,015,556	6,989,874
FREMF 2019-K101 Mortgage Trust, Class D, 0.000%, 1/25/2030(a)(d)	109,477,635	59,119,668
FREMF 2019-K101 Mortgage Trust, Class X2B, IO, 0.100%, 1/25/2030(a)(d)	270,043,635	1,682,491
FREMF 2019-K91 Mortgage Trust, Class X2A, IO, 0.100%, 3/25/2029(a)(d)	1,127,541,774	6,204,896
FREMF 2019-K91 Mortgage Trust, Class D, 0.000%, 10/25/2029(a)(d)	103,857,565	57,337,246
FREMF 2019-K91 Mortgage Trust, Class X2B, IO, 0.100%, 10/25/2029(a)(d)	247,526,565	1,461,516
FREMF 2019-KC03 Mortgage Trust, Class C, 4.365%, 1/25/2026(a)(d)	58,088,000	51,264,435
FREMF 2021-K132 Mortgage Trust, Class X2A, IO, 0.100%, 8/25/2031(a)(d)	978,922,454	7,148,391
FREMF 2021-K132 Mortgage Trust, Class X2B, IO, 0.100%, 8/25/2031(a)(d)	230,992,666	1,732,324
FREMF 2021-K132 Mortgage Trust, Class D, 0.000%, 12/25/2031(a)(d)	60,501,666	25,879,077
Kimco Realty Corp., 3.700%, 10/01/2049	3,146,000	2,439,239
MPT Operating Partnership LP / MPT Finance Corp., 4.625%, 8/01/2029	5,169,000	4,535,798
MPT Operating Partnership LP / MPT Finance Corp., 3.500%, 3/15/2031	3,328,000	2,622,996
National Retail Properties, Inc., 3.500%, 4/15/2051	3,251,000	2,431,888
Realty Income Corp., 3.400%, 1/15/2028	1,402,000	1,324,413
Service Properties Trust, 4.350%, 10/01/2024	1,640,000	1,332,664
Simon Property Group LP, 3.300%, 1/15/2026	1,240,000	1,199,364
Simon Property Group LP, 2.650%, 7/15/2030	3,340,000	2,833,656
Simon Property Group LP, 3.800%, 7/15/2050	1,918,000	1,535,328
Spirit Realty LP, 2.100%, 3/15/2028	2,927,000	2,453,660
Spirit Realty LP, 3.200%, 2/15/2031	1,844,000	1,544,143
Ventas Realty LP, 2.650%, 1/15/2025	4,076,000	3,898,054
Ventas Realty LP, 3.250%, 10/15/2026	1,186,000	1,120,090
Ventas Realty LP, 5.700%, 9/30/2043	2,504,000	2,542,905
Welltower, Inc., 4.250%, 4/15/2028	1,135,000	1,100,758
WP Carey, Inc., 4.000%, 2/01/2025	2,522,000	2,505,090
TOTAL REAL ESTATE DEBT SECURITIES (Cost $335,199,666)		335,994,273

Security	Shares	Value
PUBLIC EQUITY REAL ESTATE SECURITIES (1.67%)
Public Non-Traded Real Estate Investment Trusts (0.00%)
Diversified (0.00%)
Highlands REIT, Inc.(b)(e)	140,161	39,245
Total Public Non-Traded Real Estate Investment Trusts (Cost $51,627)		39,245

Publicly Traded Real Estate Investment Trusts (1.42%)
Advertising (0.02%)
Lamar Advertising Co., Class A	17,775	1,563,667
		1,563,667

Apartments (0.14%)
Apartment Income REIT Corp.	23,861	992,618
AvalonBay Communities, Inc.	30,273	5,880,530
Independence Realty Trust, Inc.	40,938	848,645
Mid-America Apartment Communities, Inc.	8,441	1,474,389
		9,196,182
Communications (0.13%)
Crown Castle International Corp.	23,551	3,965,517
SBA Communications Corp.	13,973	4,472,059
		8,437,576
Data Centers (0.25%)
Digital Realty Trust, Inc.	58,813	7,635,692
Equinix, Inc.	12,793	8,405,257
		16,040,949
Diversified (0.02%)
Outfront Media, Inc.	76,489	1,296,488
		1,296,488
Healthcare (0.14%)
Omega Healthcare Investors, Inc.	53,957	1,521,048
Ventas, Inc.	26,609	1,368,501
Welltower, Inc.	73,428	6,046,795
		8,936,344
Hotels (0.08%)
Ryman Hospitality Properties, Inc.(b)	50,260	3,821,268
Sunstone Hotel Investors, Inc.(b)	137,290	1,361,917
		5,183,185
Industrial (0.11%)
EastGroup Properties, Inc.	10,461	1,614,446
Prologis, Inc.	43,858	5,159,894
		6,774,340
Manufactured Homes (0.05%)
Sun Communities, Inc.	21,642	3,448,869
		3,448,869
Office (0.02%)
Boston Properties, Inc.	13,516	1,202,654
		1,202,654
Regional Malls (0.04%)
Simon Property Group, Inc.	29,760	2,824,819
		2,824,819
Self-Storage (0.20%)
Life Storage, Inc.	39,726	4,435,805
Public Storage	26,339	8,235,415
		12,671,220
Shopping Center (0.03%)
Inventrust Properties Corp.	8,129	209,649
NETSTREIT Corp.	76,211	1,438,101
		1,647,750
Single Tenant (0.19%)
Agree Realty Corp.	60,667	4,375,911
Essential Properties Realty Trust, Inc.	174,711	3,754,539
Realty Income Corp.	63,625	4,343,043
		12,473,493
Total Publicly Traded Real Estate Investment Trusts (Cost $99,221,096)		91,697,536

Preferred Real Estate Securities (0.25%)
Data Center (0.04%)
Digital Realty Trust, Inc., Series L, 5.200%	98,313	2,338,866
		2,338,866
Diversified (0.07%)
DigitalBridge Group, Inc., Series J, 7.125%	111,766	2,408,557
EPR Properties, Series G, 5.750%	85,116	1,839,357
		4,247,914
Industrial (0.04%)
PS Business Parks, Inc., Series Z, 4.875%	39,294	696,683
PS Business Parks, Inc., Series X, 5.250%	43,300	846,515
Rexford Industrial Realty, Inc., Series B, 5.875%	43,065	1,070,165
		2,613,363
Office (0.03%)
Vornado Realty Trust, Series O, 4.450%	112,848	1,922,930
		1,922,930
Single Tenant (0.02%)
AGREE REALTY 4.250%, Series A	87,551	1,580,296
		1,580,296
Self-Storage (0.02%)
Public Storage, Series Q, 3.950%	84,652	1,544,052
		1,544,052
Shopping Center (0.03%)
Kimco Realty Corp., Series L, 5.125%	75,550	1,824,533
		1,824,533
Total Preferred Real Estate Securities (Cost $18,698,102)		16,071,954

TOTAL PUBLIC EQUITY REAL ESTATE SECURITIES (Cost $117,970,825)		107,808,735

SHORT TERM INVESTMENT (8.24%)
Fidelity Investments Money Market Fund - Government Portfolio - Class I, 1.203%(f) (Cost $533,478,886)	533,478,886	533,478,886

TOTAL INVESTMENTS (105.30%) (Cost $5,583,912,924)		$6,813,957,991
LIABILITIES IN EXCESS OF OTHER ASSETS (-5.30%)		(343,274,303)
NET ASSETS (100.00%)		$6,470,638,688

Common Abbreviations
IO - Interest Only Security

(a)	All or a portion of these securities are segregated as collateral for the Line of Credit as of June 30, 2022.
(b) (c)	Non-income producing security. Holding is comprised of two share classes of the same underlying investment.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2022, the aggregate market value of those securities was $285,439,449, representing 4.41% of net assets.
(e)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $39,245, representing 0.00% of net assets.
(f)	The rate shown is the 7-day effective yield as of June 30, 2022.

See Notes to Quarterly Portfolio of Investments.

Commitments – As of June 30, 2022, the Fund had unfunded commitments and/or contingencies for the below listed Private Real Estate Securities:

Security	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice (Days)
AEW Core Property Trust	$1,093,846	$28,000,000	Quarterly	45
Ares Industrial Real Estate Fund	173,090,892	200,000,000	Quarterly	90
Ares Real Estate Enhanced Income Fund	120,283,260	-	Quarterly	90
Bain Capital Real Estate Fund I	70,278,575	39,724,437	None	None
Bain Capital Real Estate Life Science	-	75,000,000	None	None
Blackstone Property Partners U.S.	121,098,110	35,000,000	Quarterly	90
Blackstone Property Partners Life Science	87,930,289	20,891,191	Annual	180
Bridge Debt Strategies Fund III, LP	59,292,279	5,574,061	None	None
Bridge Debt Strategies Fund IV, LP	63,277,939	35,409,145	None	None
Bridge Workforce Housing Fund I, LP	102,365,419	1,834,254	None	None
Brookfield Premier Real Estate Partners	411,044,689	-	Quarterly	90
Carlyle Property Investors	135,036,450	200,000,000	Quarterly	90
CBRE U.S. Core Partners, LP	278,296,483	-	Quarterly	60
CBRE U.S. Logistics Partners, LP	114,565,274	166,929,240	Quarterly	90
Clarion Gables Multifamily Trust	87,603,220	60,000,000	Quarterly	90
Clarion Lion Industrial Trust	277,577,549	40,000,000	Quarterly	90
Clarion Lion Properties Fund	230,000,094	28,000,000	Quarterly	90
Cortland Growth & Income Fund	388,744,427	28,000,000	Quarterly	90
H/2 Special Opportunities Fund V, LP	35,527,961	58,738,473	None	None
Harrison Street Core Property Fund	57,326,344	-	Quarterly	45
Harrison Street Life Science Fund	10,034,059	8,323,500	None	None
Harrison Street Data Center Fund	16,233,759	8,373,786	None	None
Invesco Core Real Estate Fund	134,305,998	28,000,000	Quarterly	45
Invesco U.S. Income Fund LP	189,781,271	80,000,000	Quarterly	45
IQHQ, Inc.	371,414,797	330,000,020	Annual	*
Morgan Stanley Prime Property Fund LLC	326,926,051	125,000,000	Quarterly	90
PGIM PRISA II	163,416,107	88,000,000	Quarterly	90
PGIM PRISA III	141,180,127	50,618,755	Quarterly	90
Principal Enhanced Property Fund LP	102,344,264	-	Quarterly	90
Prologis Targeted U.S. Logistics	656,882,618	250,000,000	Quarterly	90
Realterm Logistics Income Fund LP	341,107,169	-	Quarterly	90
RREEF America REIT II, Inc.	85,481,282	-	Quarterly	45
RREEF Core Plus Industrial Fund LP	176,733,964	75,000,000	Quarterly	60
Sentinel Real Estate Fund	148,888,991	37,577,640	Daily	*
Stockbridge Smart Markets Fund	23,121,921	60,000,000	Quarterly	45
Stockbridge Value Fund II	2,006,892	511,701	None	None
TA Realty Core Property Fund , LP	83,514,385	104,000,000	Quarterly	45
TA Realty Logistics Fund, LP	48,869,342	56,357,500	Quarterly	45
	$5,836,676,097	$2,324,863,703

*	Written notice specified for redemption, no minimum timeline required.

Typically, when the Fund invests in a Private Fund, it makes a binding commitment to invest a specified amount of capital in the applicable Private Fund. The capital commitment may be drawn by the general partner of the Private Fund either all at once, or over time through a series of capital calls at the discretion of the general partner. As such, the Unfunded Commitments column above reflects the remaining amount of the Fund’s commitments to be called by the general partner of the Private Fund. Further, the organizational documents of the Private Funds in which the Fund invests typically have set redemption schedules and notification requirements. As such, the Redemption Frequency column above reflects the frequency in which the Private Fund accepts redemption requests and the Redemption Notice column reflects the number of days of advanced notice required. While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested.

 Bluerock Total Income+ Real Estate Fund

Notes to Quarterly Portfolio of Investments

June 30, 2022 (Unaudited)

1. ORGANIZATION

Bluerock Total Income+ Real Estate Fund (the “Fund” or the “Trust”) was organized as a Delaware statutory trust on May 25, 2012 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund is non-diversified. The Fund’s investment advisor is Bluerock Fund Advisor, LLC (the “Advisor”). The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in real estate industry securities, primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class I, Class L and Class M shares. Class A shares commenced operations on October 22, 2012 and are offered at net asset value plus a maximum sales charge of 5.75%. Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Class C and Class I shares commenced operations on April 1, 2014 and are offered at net asset value. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after purchase. Class L shares commenced operations on June 1, 2017 and are offered at net asset value plus a maximum sales charge of 4.25%. Class M shares commenced operations on December 27, 2021 and are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing shareholder service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its shareholder service and/or distribution plans. The Fund’s income, expenses (other than class specific shareholder service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 "Financial Services – Investment Companies.”

A. Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the last bid price. Debt securities, including restricted securities, are valued based on evaluated prices received from a third party pricing vendor or from brokers who make markets in such securities. Debt securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund may invest a portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end investment companies and exchange traded funds (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets/liabilities at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values (“NAV”) as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Valuation of Private Real Estate Securities – The Fund invests a significant portion of its assets in Private Real Estate Securities (“Private Funds”), which includes securities that invest in real estate assets (“Private REITs”) and securities that invest in debt instruments secured or otherwise supported by real estate assets (“Private Debt”). The Private Funds measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient or its equivalent, and to value its investments in Private Funds at their respective NAVs at each quarter. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private REIT by adjusting the most recent NAV for each Private REIT by the change in a proprietary benchmark that the Valuation Committee has deemed to be representative of the entire Private REIT market. For Private Debt, the Fund accrues income on a daily basis for each Private Debt investment. As of June 30, 2022, all of the Fund’s investments in Private Funds were valued at their respective NAVs.

Valuation of Public Non-Traded Equity Real Estate Securities – The Fund may invest a portion of its assets in Public Non-Traded Equity Real Estate Securities (“Public Non-Traded ERES”). The Public Non-Traded ERES do not report periodic NAVs with enough frequency to be valued using the practical expedient. The Valuation Committee determines the fair value of Public Non-Traded ERES on a daily basis by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, and potential illiquidity discounts.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2022, maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2022 for the Fund's assets measured at fair value:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Private Real Estate Securities(a)	$–	$–	$–	$5,836,676,097
Real Estate Debt Securities	–	335,994,273	–	335,994,273
Public Non-Traded Real Estate Investment Trusts	–	–	39,245	39,245
Publicly Traded Real Estate Investment Trusts	91,697,536	–	–	91,697,536
Preferred Real Estate Securities	16,071,954	–	–	16,071,954
Short Term Investments	533,478,886	–	–	533,478,886
Total	$641,248,376	$335,994,273	$39,245	$6,813,957,991

(a)	In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent), practical expedient, have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments.